Legal claim contingency	12 Months Ended
Dec. 31, 2023
Legal claim contingency
Legal claim contingency

29.Legal claim contingency

Sigma Brazil is a party of labor proceedings filed against its third parties service providers as a second defendant with secondary liability for non-payment of labor charges by the services provider (with primary liability), totaling the amount of $497 (equivalent to R$1,815), which amount in regarding 2022 related to labor proceeding was $1.6 million (equivalent to R$ 6 million). The Company considers that the likelihood of loss is possible, but not probable. Accordingly, no provision for any liability has been made in these consolidated financial statements.

The Company is a party to arbitration filed against it amounting to $138. The Company’s management, advised by its legal counsel assessed the likelihood of loss is possible, considering the maximum amount of $138. Accordingly, no provision has been recognized in these consolidated financial statements.

Accounting Policy

A provision is recognized when the Company has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation, and the amount of the obligation can be reliably estimated. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. A provision for onerous contracts is recognized when the expected benefits to be derived by the Company from a contract are lower than the unavoidable cost of meeting its obligations under the contract.